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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 June 19, 1997


                        Copelco Capital Funding Corp. X
                        -------------------------------
             (Exact name of registrant as specified in its charter)


         United States                  333-23679              22-3261117
-------------------------------     ----------------       -------------------
(State or Other Jurisdiction of     (Commission File        (I.R.S. Employer
         Incorporation)                   Number)          Identification No.)



            East Gate Drive
       Mount Laurel, New Jersey                                08054-5404
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(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code (609) 231-9600


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets

Description of the Notes and the Leases

                  Copelco Capital Funding Corp. X, as Issuer (the "Issuer"), has registered an issuance of up to $557,341,000 in aggregate principal amount of lease-backed securities on Form S-1. Pursuant to the Registration Statement, the Issuer issued $142,197,000 5.809% Class A-1 Lease Backed Notes, Series 1997-A, $54,182,000 6.05% Class A-2 Lease-Backed Notes, Series 1997-A,
$211,495,000 6.27% Class A-3 Lease-Backed Notes, Series 1997-A, $126,667,000
6.47% Class A-4 Lease-Backed Notes, Series 1997-A and $22,746,000 6.50% Class B Lease-Backed Notes, Series 1997-A (the "Offered Notes") on June 19, 1997. The Issuer also issued, in a private placement, $11,373,720 6.78% Class C Lease-Backed Notes (the "Class C Notes," together with the Offered Notes, the "Notes"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

                  The Notes were issued pursuant to an Indenture attached hereto as Exhibit 4.1, dated as of June 1, 1997 (the "Indenture"), between the Issuer and Manufacturers and Traders Trust Company, as Trustee (the "Trustee").


                  The Notes evidence debt obligations of the Issuer, a special-purpose bankruptcy remote subsidiary of Copelco Capital, Inc. ("Copelco Capital"), and are secured by a Trust Fund (the "Trust Fund") which consists of a pool of healthcare, manufacturing and business equipment lease contracts, including payments due thereunder (collectively, the "Leases") and the interest in the related leased equipment transferred by Copelco Capital to the Issuer. In addition, the Trust Fund includes the funds on deposit, if any, in certain accounts established pursuant to the Indenture, to the limited extent provided in the Indenture.

                  As of the Closing Date, the Leases had the characteristics described in the Prospectus dated June 13, 1997 filed pursuant to Rule 424(b)(4) of the Act with the Commission.


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Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

                  1.1 Underwriting Agreement, dated as of June 13, 1997, among Copelco Capital Funding Corp. X, Copelco Capital, Inc., Lehman Brothers Inc., First Union Capital Markets Corp. and Morgan Stanley & Co. Incorporated.

                  4.1 Indenture, dated as of June 1, 1997, between Copelco Capital Funding Corp. X and Manufacturers and Traders Trust Company, as Trustee.

                  4.2 Sales and Servicing Agreement, dated as of June 1, 1997, between Copelco Capital Funding Corp. X, as Purchaser, and Copelco Capital, Inc, as Seller and Servicer.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                  COPELCO CAPITAL FUNDING CORP. X

                  By  /s/ Michael C. Ritter
                      ---------------------------------------
                      Name:  Michael C. Ritter
                      Title: Senior Vice President, Chief Financial Officer and
                             Treasurer (Principal Accounting Officer)


Dated:  July 3, 1997



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                                 EXHIBIT INDEX


Exhibit No.       Description
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1.1               Underwriting Agreement, dated as of June 13, 1997, among
                  Copelco Capital Funding Corp. X, Copelco Capital, Inc.,
                  Lehman Brothers Inc., First Union Capital Markets Corp. and
                  Morgan Stanley & Co. Incorporated.

4.1 Indenture, dated as of June 1, 1997, between Copelco Capital Funding Corp. X and Manufacturers and Traders Trust Company, as Trustee.

4.2 Sales and Servicing Agreement, dated as of June 1, 1997, between Copelco Capital Funding Corp. X, as Purchaser, and Copelco Capital, Inc., as Seller and Servicer.



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